EXHIBIT 10.4

                              SUBSIDIARY GUARANTEE


          THIS SUBSIDIARY GUARANTEE (as amended from time to time, this "Subsidiary Guarantee") is made as of the 11th day of June, 1999 by DOLGENCORP, INC., a Kentucky corporation ("Dolgencorp"), DOLGENCORP OF TEXAS, INC., a Kentucky corporation ("Dolgencorp of Texas"), DADE LEASE MANAGEMENT, INC., a
Delaware  corporation  ("Dade"),  DOLLAR  GENERAL  FINANCIAL,  INC., a Tennessee
corporation ("Dollar Financial"), and DOLLAR GENERAL PARTNERS, a Kentucky general partnership ("Dollar Partners"; Dolgencorp, Dolgencorp of Texas, Dade, Dollar Financial and Dollar Partners are collectively referred to as "Guarantors" and individually as a "Guarantor") in favor of the Agent, for the ratable benefit of the Funding Parties, under the Master Agreement referred to below;


                                   WITNESSETH:

          WHEREAS, Dollar General Corporation, a Kentucky corporation ("Dollar"), certain subsidiaries of Dollar, Atlantic Financial Group, Ltd. ("Lessor"), Three Pillars Funding Corporation (the "Lender"), SunTrust Bank,
Nashville,   N.A.  as  agent  (the  "Agent"),  First  Union  National  Bank,  as
Syndication Agent, Bank of America National Trust and Savings Bank, as Documentation Agent, The First National Bank of Chicago and Wachovia Bank, N.A., as Co-Agents, the various financial institutions parties thereto, as Liquidity Banks, and SunTrust Equitable Securities Corporation, as Administrator have entered into that certain Master Agreement dated as of June 11, 1999 (as the same may have been or may hereafter be amended or supplemented from time to time, the "Master Agreement"), providing, subject to the terms and conditions thereof; for extensions of credit to be made by the Funding Parties to Dollar;

          WHEREAS, it is a requirement of the Master Agreement that each Guarantor shall execute and deliver this Subsidiary Guarantee whereby each Guarantor shall guarantee the payment when due of all obligations that shall be at any time payable by Dollar under the Master Agreement and the other Operative Documents; and

          WHEREAS, in consideration of the financial and other support that Dollar provided, and such financial and other support as Dollar may in the future provide, to each Guarantor, each Guarantor is willing to guarantee the obligations under the Master Agreement and the other Operative Documents.

          NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Definitions. Terms defined in the Master Agreement and not otherwise defined herein have, as used herein the respective meanings provided for therein.

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          SECTION 2.  Representations and Warranties.  Each Guarantor represents and warrants (which representations and warranties shall be deemed to have been renewed upon each Funding under the Master Agreement) that:

          (a) It (i) is a corporation or, in the case of Dallas Partners, a general partnership, duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Materially Adverse Effect.

          (b) It has all necessary power and authority to execute, deliver and perform its obligations under this Subsidiary Guarantee; the execution, delivery and performance of this Subsidiary Guarantee have been duly authorized by all necessary organizational action; and this Subsidiary Guarantee has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

          (c) Neither the execution and delivery by it of this Subsidiary Guarantee nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, its organizational documents or any material applicable law or regulation or any order, writ, injunction or decree of any court or governmental authority or agency, or any Material Contractual Obligation to which it is a party or by which it is bound or to which it is subject, or constitute a default under any such Material Contractual Obligation, or result in the creation or imposition of any Lien upon any of its revenues or assets pursuant to the terms of any such Material Contractual Obligation.

          SECTION 2.02. Covenants. Each Guarantor covenants that so long as any Funding Party has any Commitment outstanding under the Master Agreement or any amount payable under the Operative Documents shall remain unpaid, that it will, and, if necessary, will enable Dollar to fully comply with those covenants and agreements set forth in the Master Agreement (including, without limitation, Section 5 thereof).

          SECTION 3. The Subsidiary Guarantee. Each Guarantor, jointly and severally, hereby unconditionally guarantees, the full and punctual payment
(whether at stated maturity, upon acceleration or otherwise) of the full and punctual payment of all amounts payable by Dollar under the Master Agreement, the Guaranty Agreement and the other Operative Documents (all of the foregoing, including without limitation, interest accruing or what would have accrued after the filing of a petition in bankruptcy or other insolvency proceeding, being referred to collectively as the "Guaranteed Obligations"). Upon failure by Dollar to pay punctually any such amount, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Master Agreement, the Guaranty Agreement or the relevant Operative Document, as the case may be. Each Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that this Subsidiary Guarantee may be enforced up to the full amount of the Guaranteed Obligations without proceeding against Dollar, any other Guarantor, any security for the Guaranteed Obligations, or against any other Person that

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may have  liability on all or any portion of the  Guaranteed  Obligations.  Each
Guarantor's obligations under this Subsidiary Guarantee and the obligations of any other Subsidiary Guarantor under a Subsidiary Guarantee, are joint and several.

         SECTION 4. Subsidiary Guarantee Unconditional. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                   (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Dollar under the Master Agreement, the Guaranty Agreement or any other Operative Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Obligations;

                   (ii) any modification or amendment of or supplement to the Master Agreement, the Guaranty Agreement or any other Operative Document;

                   (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of Dollar under the Master Agreement, the Guaranty Agreement or any Operative Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

                   (iv) any change in the existence, structures or ownership of Dollar or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Dollar, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of Dollar, or any other guarantor of any of the Guaranteed Obligations;

                   (v) the existence of any claim, setoff, or other rights which any Subsidiary Guarantor may have at any time against Dollar, any other guarantor of any of the Obligations, the Agent, the Lender, the Lessor or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                   (vi) any invalidity or unenforceability relating to or against Dollar, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Master Agreement, the Guaranty Agreement, any other Operative Document, or any provision of applicable law or regulation purporting to prohibit the payment by Dollar or any other guarantor of the Guaranteed Obligations, of any amount payable by Dollar under the Master Agreement, the Guaranty Agreement or any other Operative Document; or

                   (vii) any other act or omission to act or delay of any kind by Dollar, any other guarantor of the Guaranteed Obligations, the Agent, any Lender, the Lessor or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable, discharge of any Guarantor's obligations hereunder.

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         SECTION  5.  Discharge  Only Upon  Payment  In Full:  Reinstatement  In
Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Master Agreement shall have terminated or expired. If at any time any payment of or any amount payable by Dollar or any other party under the Master Agreement or any other Operative Document is rescinded or must be otherwise restored or returned upon the insolvency,
bankruptcy  or   reorganization   of  Dollar  or  otherwise,   each  Guarantor's
obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 6. Waiver of Notice. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein as well as any requirement that at any time any action be taken by any Person against Dollar, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 7.  Judgment Currency.

         (a) Each Guarantor shall pay all amounts due hereunder in U.S. Dollars, and such obligations hereunder to make payments in U.S. Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than U.S. Dollars, except to the extent that such tender or recovery results in the effective receipt by the Funding Parties of the full amount of U.S. Dollars expressed to be payable under this Subsidiary Guarantee or the Operative Documents. If for the purpose of obtaining or enforcing against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than U.S. Dollars (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in U.S. Dollars, the conversion shall be made, and the currency equivalent determined, in each case, as on the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

         (b) If there is a change in the rate of exchange between the Judgment Currency Conversion Date and the date of actual payment of the amounts due, each Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to insure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

         (c) For purposes of determining the currency equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of U.S. Dollars.

         (d) The currency equivalent of U.S. Dollars shall mean, with respect to any monetary amount in a currency other than U.S. Dollars, at any time for the determination thereof, the amount of U.S. Dollars obtained by converting such foreign currency involved in such computation into U.S. Dollars at the spot rate

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

for the purchase of U.S. Dollars with the applicable foreign currency as quoted by the Agent at approximately 11:00 a.m. (Nashville, Tennessee time) on the date of determination thereof specified herein or, if the date of determination thereof is not otherwise specified herein, on the date two (2) Business Days prior to such determination.

         SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by Dollar under the Master Agreement, the Guaranty Agreement or any other Operative Document is stayed upon the insolvency, bankruptcy or reorganization of Dollar, all such amounts otherwise subject to acceleration under the terms of the Master Agreement, the Guaranty Agreement or any other Operative Document shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Agent.

         SECTION 9. Notices. All notices, requests and other communication to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Section 8.2. of the Master Agreement. Except as otherwise provided in this Subsidiary Guarantee, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return receipt requested, on the date set forth on the receipt (provided, that any refusal to accept such notice shall be deemed to be notice thereof as of the time of any such in each case given or addressed as aforesaid).

         SECTION 10. No Waivers. No failure to delay by the Agent, the Lessor or the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Subsidiary Guarantee, the Master Agreement, the Guaranty Agreement and the other Operative Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 11. Successors and Assigns. This Subsidiary Guarantee is for the benefit of the Funding Parties and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Master Agreement or the other Operative Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Subsidiary Guarantee shall be binding upon each Guarantor and its successors and permitted assigns.

         SECTION 12. Changes in Writing. Neither this Subsidiary Guarantee nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Agent with the consent of the Required Liquidity Banks.

         SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION WAIVER OF JURY TRIAL. THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE. EACH GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE AND OF ANY TENNESSEE STATE COURT SITTING IN

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NASHVILLE, TENNESSEE AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR
RELATING TO THIS SUBSIDIARY GUARANTEE (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER OPERATIVE DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY, EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH GUARANTOR AND EACH FUNDING PARTY ACCEPTING THIS SUBSIDIARY GUARANTEE HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 14. Taxes, etc. All payments required to be made by a Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof, provided, however, that if such Guarantor is required by law to make such deduction or withholding, such Guarantor shall forthwith pay to the Agent or any Funding Party, as applicable, such additional amount as results in the net amount received by the Agent or such Funding Party, as applicable, equaling the full amount which would have been received by the Agent or such Funding Party, as applicable, had no such deduction or withholding been made.


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         IN WITNESS WHEREOF, each Guarantor has caused this Subsidiary Guarantee to be duly executed by its authorized officers as of the day and year first above written.

                                    DOLGENCORP, INC.


                                    By:___________________________________

                                    Title:________________________________


                                    DOLGENCORP OF TEXAS, INC.


                                    By:___________________________________

                                    Title:________________________________


                                    DADE LEASE MANAGEMENT, INC.


                                    By:___________________________________

                                    Title:________________________________


                                    DOLLAR GENERAL FINANCIAL, INC.


                                    By:___________________________________

                                    Title:________________________________


                             DOLLAR GENERAL PARTNERS


                                    By:___________________________________

                                    Title:________________________________


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                                    ADDRESS FOR NOTICES FOR ALL
                                    GUARANTORS:

                                    Larry Wilcher
                                    General Counsel
                                    Dollar General Corporation
                                    427 Beech Street
                                    Scottsville, Kentucky 42164
                                    Telecopier No.:  502/237-3909




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ACCEPTED BY:

SUNTRUST BANK, NASHVILLE, N.A.,
         as Agent


By:________________________________

Title:_____________________________




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